UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2024

SMART POWERR CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaan Xi Province, China	710075
(Address of registrant’s principal executive office)	(Zip code)

(86-29) 8765-1097

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 24, 2024 (the “Notification Date”), Smart Powerr Corp. (the “Company”) received a letter from the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the requirement to maintain a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Requirement”), as set forth in Nasdaq Listing Rule 5550(a)(2), because the closing bid price of the Company’s common stock was below $1.00 per share for 37 consecutive business days. The notification does not impact the listing of the Company’s common stock on the Nasdaq Capital Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has a period of 180 calendar days from the Notification Date, until March 24, 2025, to regain compliance with the Minimum Bid Price Requirement. During this period, the Company’s common stock will continue to trade on the Nasdaq Capital Market. If at any time before March 24, 2025, the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of 10 consecutive trading days, Nasdaq will provide written notification that the Company has achieved compliance with this Minimum Bid Price Requirement.

In the event the Company does not regain compliance by March 24, 2025, the Company may be eligible for an additional 180 calendar day compliance period to demonstrate compliance with the bid price requirement. To qualify for the additional 180-day period, the Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. If the Company does not qualify for the second compliance period or fails to regain compliance during the second 180-day period, then Nasdaq will notify the Company of its determination to delist the Company.

The Company intends to take all reasonable measures to regain compliance under the Nasdaq Listing Rule 5550(a)(2). However, there can be no assurance that the Company will be able to maintain compliance with the Nasdaq Capital Market’s continued listing requirements or regain compliance with the Minimum Bid Price Requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2024	SMART POWERR CORP.

	By:	/s/ Guohua Ku
	Name:	Guohua Ku
	Title:	Chief Executive Officer and
Chairman of the Board
(Principal Executive Officer)

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